                                                                   EXHIBIT 10.16

Upon recordation, return to:
                                                               RANCHO LAS PALMAS
                                                       RANCHO MIRAGE, CALIFORNIA
Edward E. Zughaib, Esq.
Katten Muchin & Zavis
1025 Thomas Jefferson Street, N.W.
Suite 700, East Lobby
Washington, DC 20007




                        LaSalle National Bank, as Trustee

            for Registered Holders of DLJ Mortgage Acceptance Corp.,

                 Commercial Mortgage Pass-Through Certificates,

                                 Series 1997-CF2



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                                 Loan Assumption

                                       and

                             Modification Agreement

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Date:                        September 23, 1999


Location of Property:        Intersection of Bob Hope Drive and Highway 11
                             Rancho Mirage, Riverside County, California 92270

                   LOAN ASSUMPTION AND MODIFICATION AGREEMENT

        THIS LOAN ASSUMPTION AND MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 23rd day of September, 1999, by and among PAN PACIFIC (RANCHO LAS PALMAS), LLC, a Nevada limited liability company, having its principal place of business at c/o Pan Pacific Retail Properties, Inc., 1631-B South Melrose Drive, Vista, California 92083 ("Assuming Borrower") and RANCHO LAS PALMAS CENTER ASSOCIATES, a California limited partnership, having its principal place of business at c/o Bend Properties, Inc., 1920 Main Street, Suite 150, Irvine, California 92614 ("Original Borrower"), in favor of LASALLE NATIONAL BANK, as Trustee for Registered Holders of DLJ Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-CF2, whose mailing address is 135 South LaSalle Street, Chicago, Illinois 60603 ("Lender").


                                    RECITALS

        All capitalized terms not defined herein are defined on the attached and incorporated Exhibit A.

             A. COLUMN FINANCIAL, INC., a Delaware corporation (the "Original Lender") made a loan to Original Borrower in the original principal amount of TWELVE MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 Dollars ($12,750,000.00) (the "Loan"). The Loan is evidenced and secured by the documents executed in favor of Original Lender by Original Borrower, including, but not limited to, those set forth on Exhibit A (the "Loan Documents").

             B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender pursuant to the Assignment of Mortgage, and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

             C. The above-referenced mortgage loan is part of a mortgage pool known as the DLJ Mortgage Acceptance Corporation Commercial Mortgage Pass-Through Certificates, Series 1997-CF2 (the "Trust"), for which, pursuant to a Pooling and Servicing Agreement dated October 15, 1997, LaSalle National Bank is Trustee; and, pursuant to a Commercial Mortgage Loan Servicing Rights Resignation and Appointment Agreement dated October 30, 1998, Orix Real Estate Capital Markets, LLC, successor to Banc One Mortgage Capital Markets, LLC, is the Special Servicer; and, pursuant to a Subservicing Agreement dated October 30, 1998, CRIIMI MAE Services Limited Partnership ("CMSLP") is the Subservicer.

             D. Original Borrower continues to be the owner of the real property and improvements thereon described in and encumbered by the Mortgage and the other Loan Documents.

             E. Pursuant to that certain Contribution Agreement and Escrow Instructions, dated as of August 13, 1999 (the "Sales Agreement"), by and between Original Borrower and Pan Pacific Retail Properties, Inc., a Maryland corporation ("Purchaser"), Original Borrower agreed to transfer and Purchaser agreed to acquire that certain real property more particularly described on Exhibit B attached hereto, together with all other property encumbered by the Mortgage, the Assignment of Rents and the other Loan Documents (collectively, the "Property"). Pursuant to the Sales Agreement the Purchaser then agreed to contribute the Property to Assuming Borrower. The Sales Agreement requires that the Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the transfer of the Property upon the Lender's consent to the transfer of the Property and the assumption of the Loan.

             F. Pursuant to the terms of the Mortgage, Original Borrower has the right to transfer the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage, the Assignment of Rents and the other Loan Documents, each as modified herein, and to the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents.

             G. Lender is willing to consent to the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage, the Assignment of Rents and the other Loan Documents, each as modified herein, and to the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement and in the Mortgage, the Assignment of Rents and in the other Loan Documents, each as modified herein.

             H. Lender, Original Borrower, and Assuming Borrower, by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents, each as modified herein, as hereinafter set forth.

                             STATEMENT OF AGREEMENT

        In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

             1. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ORIGINAL BORROWER.

                    (a) Original Borrower hereby represents to Lender, as of the date hereof, that: (i) contemporaneously with the execution and delivery hereof, it has conveyed and transferred all of the Property to Assuming Borrower; (ii) contemporaneously with the execution and delivery hereof, it has assigned, transferred or credited to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("Leases") retaining no rights therein or thereto; (iii) it has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) there are no defaults by it under the provisions of the Note, the Mortgage, the Assignment of Rents or the other Loan Documents; (v) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Note, the Mortgage, the Assignment of Rents or the other Loan Documents; (vi) all provisions of the Note, the Mortgage, the Assignment of Rents and the other Loan Documents are in full force and effect, except as modified herein; and (viii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received.

                    (b) Original Borrower hereby covenants and agrees that: (i) from and after the date hereof, Lender may deal solely with Assuming Borrower in all matters relating to the Loan, the Loan Documents, and the Property; (ii) it shall not at any time hereafter take a mortgage encumbering the Property from Assuming Borrower to secure any sums to be paid or obligations to be performed by Assuming Borrower so long as any portion of the Loan remains unpaid; (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Borrower; and (iv) it hereby releases Lender, and each of its predecessors in interest, together with any officers, directors, partners, employees and agents of each of the foregoing, from all claims and liabilities relating to the transaction evidenced by the Loan Documents through and including the date hereof.

        Original Borrower understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

             2. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ASSUMING BORROWER.

                    (a) Assuming Borrower hereby represents and warrants to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, it has acquired from Original Borrower all of the Property, and has accepted Original Borrower's assignment of the Leases; (ii) it has assumed the performance of Original Borrower's obligations under the Leases; and (iii) it has not granted to Original Borrower a mortgage or other lien upon the Property to secure any debt or obligations owed to Original Borrower.

                    (b) Assuming Borrower hereby covenants and agrees that it hereby: (i) assumes the obligations contained in the Loan Documents in accordance with the terms of this Agreement; (ii) shall pay when and as due all sums due under the Note and other Loan Documents (as modified hereby); and (iii) shall perform all obligations imposed upon Original Borrower under the Mortgage, the Assignment of Rents and all other Loan Documents, all as modified hereby. Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Borrower has no knowledge that any of the representations and warranties made by the Original Borrower herein are untrue, incomplete, or incorrect.

                    (c) Assuming Borrower is a limited liability company duly organized and validly existing under the laws of the State of its formation, and is qualified to do business in the State where the Property is located. Assuming Borrower's registered office is as set forth in its Operating Agreement or most recent amendment thereto. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents. The Assuming Borrower is in good standing under the laws of the State of its formation.

                    (d) Pan Pacific (RLP), Inc. and Pan Pacific Retail Properties, Inc., the co-managers of Assuming Borrower, are corporations duly organized and validly existing, and in good standing under the laws of the State of their formation, and are authorized to transact business as foreign corporations in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Assuming Borrower. The co-managers are, and shall remain, the sole managers of Assuming Borrower and have full power and authority to enter into this Agreement as co-managers on behalf of Assuming Borrower, to execute this Agreement, and to carry out the terms of the Loan Documents.

                    (e) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Borrower and managing member, enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. Neither the entry into nor the performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Borrower or any property of Assuming Borrower is bound or any statute, rule or regulation applicable to Assuming Borrower.

                    (f) Neither the execution of this Agreement nor the assumption and performance of the obligations hereunder has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which the Assuming Borrower or any property of Assuming Borrower is bound or any statute, rule or regulation applicable to the Assuming Borrower.

                    (g) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Borrower.

                    (h) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Borrower or any of its properties or assets, whether insured against or not, since Assuming Borrower submitted to Lender its request to assume the Loan.

                    (i) The financial statements and other data and information supplied by Assuming Borrower in connection with Assuming Borrower's request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Borrower were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Borrower has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Borrower.

                    (j) No representation or warranty of Assuming Borrower made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

        Assuming Borrower understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

             3. ASSUMPTION OF OBLIGATIONS. Assuming Borrower hereby assumes the indebtedness and all of the obligations of every type and nature set forth in the Note, the Mortgage, the Assignment of Rents and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Mortgage, the Assignment of Rents and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of its obligations under the Note, the Mortgage, the Assignment of Rents or any of the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

             4. CONSENT TO CONVEYANCE AND ASSUMPTION; RELEASE. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents; and (b) the assumption by Assuming Borrower of the Loan and of the obligations of Original Borrower under the Loan Documents. Original Borrower, Ronald C. Waranch and Stanley W. Gribble, are hereby released from any liability to Lender under any and all of the Note, the Mortgage, the Assignment of Rents and the other Loan Documents after the transfer of the Property to Assuming Borrower and the assumption by Assuming Borrower hereunder. Lender's consent to such transfer shall, however, not constitute its consent to any subsequent transfers of the Property.

             5. ACKNOWLEDGMENT OF INDEBTEDNESS. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is TWELVE MILLION FIVE HUNDRED TWENTY-TWO THOUSAND FIVE HUNDRED FORTY-TWO and NO/100 Dollars ($12,522,542.00) (assuming that the payments due on September 1, 1999, have been received by the Lender and the funds are good funds), and interest on the Note is paid to August 31, 1999. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender.

             6. MODIFICATIONS OF THE LOAN DOCUMENTS. The Mortgage is hereby modified as follows:

                    (a) Sections 1.22(c) and 4.5 of the Deed of Trust are hereby modified in the manner set forth herein. The provisions of such Sections 1.22(c) and 4.5 of the Deed of Trust that provide addresses for Lender and Borrower, together with the addresses for the mailing of copies of any notices provided to such parties thereunder, are hereby deleted in their entirety and the following substituted in lieu thereof:

"If to Borrower/Grantor:     Pan Pacific (Rancho Las Palmas), LLC ("AB")
                             c/o Pan Pacific Retail Properties, Inc.
                             1631-B South Melrose Drive
                             Vista, CA 92083
                             ATTN:  Stuart Tanz

With a copy by the same means sent simultaneously to:

                             Hale Lane Peek Dennison Howard and Anderson ("ABC") 100 West Liberty Street, 10th Floor
                             Reno, Nevada 89501
                             ATTN: Dave Davis, Esq.

If to Lender/Beneficiary:    LaSalle National Bank, as Trustee for Registered
                             Holders of DLJ Mortgage Acceptance Corp. Commercial
                             Mortgage Pass-Through Certificates, Series 1997-CF2
                             ("Lender")
                             135 South LaSalle Street
                             Chicago, Illinois 60603
                             ATTN:   ABS Group-DLJMAL-Series 1997-CF2

With a copy by the same means sent simultaneously to:

                             CRIIMI MAE Services Limited Partnership
                             11200 Rockville Pike
                             Rockville, Maryland 20852
                             ATTN:   Helena Mei-Shuan Day, Assumption Manager

And with a copy by the same means sent simultaneously to:

                             Katten Muchin & Zavis
                             1025 Thomas Jefferson Street, N.W.
                             Suite 700, East Lobby
                             Washington, D.C.  20007
                             ATTN: Edward E. Zughaib, Esq.

or to any other Person or address in the continental United States of America, Alaska or Hawaii as either such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party."

                    (b) Section 1.33 of the Mortgage, entitled Covenant with Respect to Indebtedness, Operations and Fundamental Changes of Grantor, is hereby amended by deleting the covenants in subsections (c), (e), (g), (i), (j),
(m), (o), (q), (s) and (t) and substituting the following in lieu thereof, each of which is hereby made by the Assuming Borrowers:

             "(c) will not enter into any contract or agreement with any managing member, general partner, principal or affiliate of the Grantor or any affiliate of the managing member of the Grantor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

             (e) has not made and shall not make any loans or advances to any third party (including any affiliate of Grantor, any managing member of Grantor, or any guarantor) and shall not acquire obligations or securities of its affiliates or any constituent party;

             (g) has done or caused to be done and will do all things necessary to preserve its existence and corporate, limited liability company, and partnership formalities (as applicable), and will not, nor will any partner, limited or general, member, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, certificate, articles of organization, operating agreement or articles of incorporation or by-laws in a manner which adversely affects the Grantor's, or its managing member's, existence as a single-purpose, single- asset "bankruptcy remote" entity;

             (i) will maintain books and records and bank accounts separate from those of its affiliates, including its members;

             (j) shall be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the managing member or any affiliate of the managing member of the Grantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks;

             (m) will not, nor will any shareholder, member, partner or affiliate, seek the dissolution or winding up, in whole or in part, of the Grantor;

             (o) will not commingle the fund and other assets of the Grantor with those of any member, any affiliate or any other person;

             (q) has, and the managing member of Grantor has, at all times since its formation, each observed all legal and customary formalities regarding their respective formation and will continue to observe all legal and customary formalities;

             (s) has caused, and at all times shall cause, there to be at least one duly appointed member of the board of directors (an "Independent Director") of any managing member of Grantor who has not been at the time of such individual's appointment, and may not have been at any time during the preceding five (5) years (A) a stockholder of, or an officer, director (other than with respect to such Independent Director's service as director of managing member or any of its affiliates), (B) a person or other entity controlling any such stockholder, supplier or customer, or (C) a member of the immediate family of any such stockholder, officer, employee, supplier or customer or any other director of Grantor or such managing member. As used in this subsection (s), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; and

             (t) has not caused and shall not cause, the members of Grantor or any managing member of Grantor to take any action which, under the terms of any certificate, articles of organization, operating agreement, or articles of incorporation, by-laws or any voting trust agreement with respect to Grantor's or any members common stock, requires the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors, unless at the time of such action there shall be at least one member who is an Independent Director."

                    (c) Section 1.13 of the Mortgage, entitled Alienation and Further Encumbrances, is hereby amended by adding the following paragraph 1.13(a-2) after Section 1.13(a):

             (a-2) Notwithstanding the foregoing Section 1.13(a), non-management membership units in Grantor shall be freely transferable without the consent of Beneficiary.


        For purposes of the foregoing paragraph 1.13(a-2), "non-management membership units" shall mean the ownership interests of Ronald Charles Waranch Trust, which interests have no active role in the management of the Property. Non-management membership units shall not mean those ownership interests held by either Pan Pacific (RLP), Inc., ("PPRLP") or Pan Pacific Retail Properties, Inc. ("PPRPI") (the "Managing Member Units"), which interests shall continue to be subject to the provisions of 1.13(a).

             7. INTEREST ACCRUAL RATE AND MONTHLY INSTALLMENT PAYMENT AMOUNT TO REMAIN THE SAME. The interest rate and the monthly payments set forth in the Note shall remain unchanged.

             8. CONDITIONS. This Agreement shall be of no force and effect until each of the following conditions has been met to the reasonable satisfaction of
Lender:

                    (a) Fees and Expenses. Original Borrower shall pay, or cause to be paid to CRIIMI MAE Services Limited Partnership: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, transfer fees, title insurance policy or endorsement premiums or other charges of Title Company and fees and expenses of legal counsel; and (ii) an assumption fee in the amount of One Hundred Twenty-Five Thousand Two Hundred Twenty-Five and 42/100 Dollars ($125,225.42), being one percent (1%) of the outstanding principal balance of the Note as of the date of the closing of the assumption.

                    (b) Satisfaction of all requirements under the Loan Documents, subject to the approval of Lender and Lender's counsel, in their sole discretion.

             9. NO FURTHER CONSENTS. Assuming Borrower and Original Borrower acknowledge and agree that Lender's consent herein contained is expressly limited to the conveyance, assignment and transfer herein described, that such consent constitutes the "one time sale, conveyance or transfer of the Property" that is permitted by Section 1.13(c) of the Mortgage, and shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Section 1.13 of the Mortgage shall continue in full force and effect.

             10. DEFAULT.

                    (a) Breach. Any breach of Assuming Borrower of any of the representations and warranties shall constitute a default under the Mortgage and each other Loan Document.

                    (b) Failure to Comply. Assuming Borrower's failure to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

             11. INCORPORATION OF RECITALS. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

             12. PROPERTY REMAINS AS SECURITY FOR LENDER. All of the Property as described and defined in the Mortgage, as amended, shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, or any of the Loan Documents, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

             13. NO WAIVER BY LENDER. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any loan agreement, the Note or any of the other Loan Documents.

             14. REFERENCES. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents, as modified by this Agreement; and
(b) references in the Mortgage and the Loan Documents to "Grantor" or "Borrower" shall hereafter be deemed to refer to Assuming Borrower.

             15. RELATIONSHIP WITH LOAN DOCUMENTS. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

             16. CAPTIONS. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

             17. PARTIAL INVALIDITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

             18. ENTIRE AGREEMENT. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof.

             19. BINDING EFFECT. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

             20. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be an original, but any of which, taken together, will constitute one and the same Agreement.

             21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, provided that to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling; and provided further that the laws of the state in which the Real Estate is locates shall govern as to the creation, priority and enforcement of liens and security interests in the property located in such state.

             22. EFFECTIVE DATE. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

                                       ASSUMING BORROWER:

ATTEST/WITNESS
(ASSUMING BORROWER
SIGNATURES):                           PAN PACIFIC (RANCHO LAS PALMAS), LLC, a
                                       Nevada limited liability company

                                       By: PAN PACIFIC (RLP), INC., a California
                                           corporation, its Co-Manager


                                           By: /s/ JEFFREY S. STAUFFER    [SEAL]
                                              ----------------------------
                                           Name:  Jeffrey S. Stauffer
                                           Title: Executive Vice President and
                                                  Chief Operating Officer


                                       By: PAN PACIFIC RETAIL PROPERTIES, INC.,
                                           a Maryland corporation, its
                                           Co-Manager

-----------------------------
Name:                                      By: /s/ JEFFREY S. STAUFFER    [SEAL]
     ------------------------                 ----------------------------
Title:                                     Name:  Jeffrey S. Stauffer
      -----------------------              Title: Executive Vice President and
                                                  Chief Operating Officer

                                       ORIGINAL BORROWER:

ATTEST/WITNESS:                        RANCHO LAS PALMAS CENTER ASSOCIATES, a
                                       California limited partnership

                                       By: RLP ASSOCIATES, INC., a California
                                           corporation, its sole general
                                           partners


-----------------------------
Name:                                      By: /s/ STANLEY W. GRIBBLE     [SEAL]
     ------------------------                 ----------------------------
Title:                                     Name: Stanley W. Gribble
      -----------------------                   --------------------------
                                           Title:
                                                 -------------------------

                                       LENDER:
ATTEST/WITNESS:
                                       LASALLE NATIONAL BANK, as Trustee for the
                                       Registered Holders of DLJ Mortgage
                                       Acceptance Corp., Commercial Mortgage
                                       Pass-Through Certificates, Series
                                       1997-CF2

                                       BY: CRIIMI MAE SERVICES LIMITED
                                           PARTNERSHIP, in its capacity as
                                           Subservicer

                                           BY: CRIIMI MAE SERVICES, INC., its
                                               general partner


-----------------------------
Name:                                      By: /s/ KATHRYN C. PARKS       [SEAL]
     ------------------------                 ----------------------------
Title:                                     Name: Kathryn C. Parks
      -----------------------                   --------------------------
                                           Title:
                                                 -------------------------























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